EXHIBIT 99.1
On June 18, 2026, Ashford Hospitality Trust, Inc. (“Ashford Trust” or the “Company”) completed the sale of the 254-room Hilton Garden Inn Austin Downtown located in Austin, Texas (“HGI Austin”) for total consideration of approximately $26.4 million in cash, net of selling expenses. Additionally, the Company paid approximately $25.7 million to the mortgage lender. The mortgage loan is secured by 17 hotels including HGI Austin.
The following unaudited pro forma financial information of the Company, as of and for the three months ended March 31, 2026, and for the year ended December 31, 2025, has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the disposition occurred on the date indicated or what may result in the future. The unaudited pro forma consolidated balance sheet assumes the disposition closed on March 31, 2026. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2025, and the three months ended March 31, 2026, assumes the disposition closed on January 1, 2025. The unaudited pro forma financial information of the Company reflects the removal of the assets and liabilities of HGI Austin and its results of operations, which contains a non-recurring gain associated with the disposition of the hotel property. The pro forma gain and the related tax effects resulting from the disposition of HGI Austin are preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements. There are no other non-recurring items associated with the transaction.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
March 31, 2026
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	HGI Austin (B)	Adjustments		Ashford Trust Consolidated Pro Forma
ASSETS
Investments in hotel properties, gross ($82,787 attributable to VIEs)	$2,617,922	$24,775	$—		$2,593,147
Accumulated depreciation ($(6,594) attributable to VIEs)	(810,924)	(994)	—		(809,930)
Investments in hotel properties, net ($76,193 attributable to VIEs)	1,806,998	23,781	—		1,783,217
Contract asset	335,979	—	—		335,979
Cash and cash equivalents ($1,011 attributable to VIEs)	78,042	1,570	26,432	(C) (i)	76,752
			(447)	(C) (i)
			(25,705)	(C) (ii)
Restricted cash ($4,203 attributable to VIEs)	141,203	—	—		141,203
Accounts receivable ($170 attributable to VIEs), net of allowance of $435	43,426	180	—		43,246
Inventories ($34 attributable to VIEs)	3,106	30	—		3,076
Notes receivable, net	12,486	—	—		12,486
Investments in unconsolidated entities	7,063	—	—		7,063
Deferred costs, net ($79 attributable to VIEs)	1,210	54	—		1,156
Derivative assets	1,212	—	—		1,212
Operating lease right-of-use assets	41,035	2,968	—		38,067
Prepaid expenses and other assets ($153 attributable to VIEs)	53,235	219	—		53,016
Due from third-party hotel managers	24,535	—	—		24,535
Assets held for sale	55,779	—	—		55,779
Total assets	$2,605,309	$28,802	$280		$2,576,787
LIABILITIES AND EQUITY/DEFICIT
Liabilities:
Indebtedness, net ($15,910 attributable to VIEs)	$2,287,163	$25,705	$—		$2,261,458
Debt associated with hotels in receivership	252,000	—	—		252,000
Finance lease liability	17,417	—	—		17,417
Accounts payable and accrued expenses ($15,427 attributable to VIEs)	140,837	1,989	—		138,848
Accrued interest payable ($151 attributable to VIEs)	31,787	—	—		31,787
Accrued interest associated with hotels in receivership	83,979	299	—		83,680
Dividends and distributions payable	4,247	—	—		4,247
Due to Ashford Inc., net	65,638	—	—		65,638
Due to related parties, net ($3,517 attributable to VIEs)	12,319	158	—		12,161
Due to third-party hotel managers	1,306	—	—		1,306
Operating lease liabilities	44,042	5,543	—		38,499
Other liabilities ($28,919 attributable to VIEs)	36,695	—	—		36,695
Liabilities related to assets held for sale	66,613	—	—		66,613
Total liabilities	3,044,043	33,694	—		3,010,349
Commitments and contingencies
Redeemable noncontrolling interests in operating partnership	19,945	—	—		19,945
Series J Redeemable Preferred Stock, $0.01 par value, 7,684,197 shares issued and outstanding at March 31, 2026	183,655	—	—		183,655
Series K Redeemable Preferred Stock, $0.01 par value, 731,102 shares issued and outstanding at March 31, 2026	18,591	—	—		18,591
Series L Redeemable Preferred Stock, $0.01 par value, 238,191 shares issued and outstanding at March 31, 2026	5,547	—	—		5,547
Series M Redeemable Preferred Stock, $0.01 par value, 550,888 shares issued and outstanding at March 31, 2026	13,831	—	—		13,831
Equity (deficit):
Preferred stock, $0.01 par value, 55,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,111,127 shares issued and outstanding at March 31, 2026	11	—	—		11
Series F Cumulative Preferred Stock, 1,037,044 shares issued and outstanding at March 31, 2026	10	—	—		10
Series G Cumulative Preferred Stock, 1,470,948 shares issued and outstanding at March 31, 2026	15	—	—		15
Series H Cumulative Preferred Stock, 1,037,956 shares issued and outstanding at March 31, 2026	10	—	—		10
Series I Cumulative Preferred Stock, 1,034,303 shares issued and outstanding at March 31, 2026	11	—	—		11
Common stock, $0.01 par value, 395,000,000 shares authorized, 6,476,491 shares issued and outstanding at March 31, 2026	65	—	—		65
Additional paid-in capital	2,402,044	(4,892)	21,260	(C) (i)	2,402,044
			(447)	(C) (i)
			(25,705)	(C) (ii)
Accumulated deficit	(3,097,325)	—	5,172	(C) (i)	(3,092,153)
Total stockholders’ equity (deficit) of the Company	(695,159)	(4,892)	280		(689,987)
Noncontrolling interest in consolidated entities	14,856	—	—		14,856
Total equity (deficit)	(680,303)	(4,892)	280		(675,131)
Total liabilities and equity/deficit	$2,605,309	$28,802	$280		$2,576,787
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(A)Represents the historical consolidated balance sheet of Ashford Trust as of March 31, 2026, as reported in its Quarterly Report on Form 10-Q, filed on May 14, 2026.
(B)Represents the removal of the historical balance sheet of HGI Austin as of March 31, 2026.
(C)Represents adjustments for Ashford Trust’s disposition of HGI Austin as of March 31, 2026, which includes: (i) an adjustment for the cash consideration received of approximately $26.4 million, net of selling expenses and cash paid for hotel net working capital and (ii) the cash paid to repay the mortgage loan partially secured by HGI Austin.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2025
(in thousands, except per share amounts)

	Ashford Trust Consolidated Historical (A)	HGI Austin (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$825,623	$8,605	$—		$817,018
Food and beverage	207,588	585	—		207,003
Other hotel revenue	69,643	1,095	—		68,548
Total hotel revenue	1,102,854	10,285	—		1,092,569
Other	1,534	—	—		1,534
Total revenue	1,104,388	10,285	—		1,094,103
EXPENSES
Hotel operating expenses:
Rooms	198,106	1,745	—		196,361
Food and beverage	139,828	559	—		139,269
Other expenses	392,070	4,332	—		387,738
Management fees	38,264	324	—		37,940
Total hotel expenses	768,268	6,960	—		761,308
Property taxes, insurance and other	59,793	657	—		59,136
Depreciation and amortization	141,295	1,804	—		139,491
Impairment charges	67,648	—	—		67,648
Advisory services fee	49,039	—	—		49,039
Corporate, general and administrative	20,783	—	—		20,783
Total operating expenses	1,106,826	9,421	—		1,097,405
Gain (loss) on consolidation of VIE and disposition of assets and hotel properties	79,799	—	5,172	(C) (i)	84,971
Gain (loss) on derecognition of assets	39,054	—	—		39,054
OPERATING INCOME (LOSS)	116,415	864	5,172		120,723
Equity in earnings (loss) of unconsolidated entities	(325)	—	—		(325)
Interest income	4,739	—	—		4,739
Interest expense and amortization of discounts and loan costs	(256,229)	(5,504)	—		(250,725)
Interest expense associated with hotels in receivership	(39,038)	—	—		(39,038)
Write-off of premiums, loan costs and exit fees	(8,853)	(147)	—		(8,706)
Gain (loss) on extinguishment of debt	335	—	—		335
Realized and unrealized gain (loss) on derivatives	(5,346)	—	—		(5,346)
INCOME (LOSS) BEFORE INCOME TAXES	(188,302)	(4,787)	5,172		(178,343)
Income tax (expense) benefit	143	—	—		143
NET INCOME (LOSS)	(188,159)	(4,787)	5,172		(178,200)
(Income) loss attributable to noncontrolling interest in consolidated entities	5,058	—	—		5,058
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	3,262	—	(142)	(C) (iii)	3,120
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(179,839)	(4,787)	5,030		(170,022)
Preferred dividends	(28,216)	—	—		(28,216)
Deemed dividends on redeemable preferred stock	(6,949)	—	—		(6,949)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(215,004)	$(4,787)	$5,030		$(205,187)
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$(35.99)				$(34.35)
Weighted average common shares outstanding—basic	5,974				5,974
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$(35.99)				$(34.35)
Weighted average common shares outstanding—diluted	5,974				5,974
See accompanying notes.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Three Months Ended March 31, 2026
(in thousands, except per share amounts)

	Ashford Trust Consolidated Historical (A)	HGI Austin (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$200,025	$2,534	$—		$197,491
Food and beverage	51,570	198	—		51,372
Other hotel revenue	15,983	310	—		15,673
Total hotel revenue	267,578	3,042	—		264,536
Other	154	—	—		154
Total revenue	267,732	3,042	—		264,690
EXPENSES
Hotel operating expenses:
Rooms	46,190	444	—		45,746
Food and beverage	34,383	153	—		34,230
Other expenses	91,273	1,383	—		89,890
Management fees	9,284	89	—		9,195
Total hotel expenses	181,130	2,069	—		179,061
Property taxes, insurance and other	14,894	258	—		14,636
Depreciation and amortization	32,006	482	—		31,524
Impairment charges	112,649	21,645	—		91,004
Advisory services fee	20,023	—	—		20,023
Corporate, general and administrative	1,602	—	—		1,602
Total operating expenses	362,304	24,454	—		337,850
Gain (loss) on disposition of assets and hotel properties	100,030	—	—		100,030
Gain (loss) on derecognition of assets	7,790	—	—		7,790
OPERATING INCOME (LOSS)	13,248	(21,412)	—		34,660
Equity in earnings (loss) of unconsolidated entities	(202)	—	—		(202)
Interest income	922	—	—		922
Other income (expense)	3,223	—	—		3,223
Interest expense and amortization of discounts and loan costs	(73,554)	(1,104)	—		(72,450)
Interest expense associated with hotels in receivership	(7,820)	—	—		(7,820)
Write-off of premiums, loan costs and exit fees	(1,254)	(34)	—		(1,220)
Gain (loss) on extinguishment of debt	(25)	—	—		(25)
Realized and unrealized gain (loss) on derivatives	757	—	—		757
INCOME (LOSS) BEFORE INCOME TAXES	(64,705)	(22,550)	—		(42,155)
Income tax (expense) benefit	(752)	—	43	(C) (ii)	(709)
NET INCOME (LOSS)	(65,457)	(22,550)	43		(42,864)
(Income) loss attributable to noncontrolling interest in consolidated entities	655	—	—		655
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,030	—	(323)	(C) (iii)	707
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(63,772)	(22,550)	(280)		(41,502)
Preferred dividends	(2,714)	—	—		(2,714)
Deemed dividends on redeemable preferred stock	(4,600)	—	—		(4,600)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(71,086)	$(22,550)	$(280)		$(48,816)
INCOME (LOSS) PER SHARE - BASIC:
Income (loss) attributable to common stockholders	$(11.03)				$(7.58)
Weighted average common shares outstanding—basic	6,442				6,442
INCOME (LOSS) PER SHARE - DILUTED:
Income (loss) attributable to common stockholders	$(11.03)				$(7.58)
Weighted average common shares outstanding—diluted	6,442				6,442
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(A)Represents the historical consolidated statement of operations of Ashford Trust for the year ended December 31, 2025, as reported in its Annual Report on Form 10-K for the year ended December 31, 2025, filed on March 23, 2026 and the historical consolidated statement of operations of Ashford Trust for the three months ended March 31, 2026, as reported in its Quarterly Report on Form 10-Q for the three months ended March 31, 2026, filed on May 14, 2026.
(B)Represents the removal of the historical consolidated statements of operations of HGI Austin for the year ended December 31, 2025 and the three months ended March 31, 2026.
(C)Represents adjustments for the Company’s sale of HGI Austin, which includes: (i) the estimated non-recurring gain on the disposition of HGI Austin for the year ended December 31, 2025; (ii) an adjustment for the estimated tax effect of the hotel no longer being part of the consolidated group for the three months ended March 31, 2026; and (iii) the net (income) loss allocated to redeemable noncontrolling interests in operating partnership related to the disposition of HGI Austin, including the estimated non-recurring gain for the year ended December 31, 2025, based on an ownership percentage of 1.43% for the year ended December 31, 2025 and 1.43% for the three months ended March 31, 2026. There was no material estimated tax effect of the hotel no longer being part of the consolidated group for the year ended December 31, 2025. The pro forma gain resulting from the disposition of HGI Austin is preliminary. The actual results may differ from the amounts reflected in the pro forma financial statements.